Exhibit 99.2

Celanese to Generate Incremental Shareholder Value Through Restructuring of KEPCO Joint Venture Engineered Materials Well - Positioned to Continue Growth Trajectory December 2020

Disclosures

Forward-Looking Statements

This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, mobility, textiles, medical, electronics and construction industries; changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to consummate acquisition or investment transactions consistent with the Company's strategy; the ability to identify and execute on other attractive investment opportunities towards which to deploy capital; increased price competition and the introduction of competing products by other companies; market acceptance of our products and technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, cyber security incidents, terrorism or political unrest or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions or as a result of weather or natural disasters; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; tax rates and changes thereto; our ability to obtain regulatory approval for, and satisfy closing conditions to, any transactions described herein; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Results Unaudited

The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period.

Non-GAAP Financial Measures

This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the slides in the appendix to this presentation and to Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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1 Base business excludes affiliate earnings 1 Committed to a multi - year value creation strategy in Engineered Materials (EM), which is more diverse, solutions - oriented, and customer - focused. 2 Celanese (CE) investment in local Asia capabilities in our base business 1 has driven double - digit annual sales growth in Asia over the last decade. 3 4 CE acquired a 50% ownership stake in Korea Engineering Plastics Co., Ltd. (KEPCO) joint venture (JV) in 1999 to expand its presence in Asia. Since nominating KEPCO CEOs in early 2016, the JV has grown double digits and expanded well beyond South Korea. With this transaction, CE is creating further value from its 50% stake in KEPCO through restructuring to create a manufacturing JV with proportional offtake rights. CE will benefit from KEPCO’s technical manufacturing and product development expertise and market offtake using CE commercial teams and project model. Summary Highlights 3 5 Following closing (expected in 2021), will be immediately accretive to adjusted EBIT and adjusted EPS. Incremental adjusted EBIT of $25 - $40 million driven by CE marketing and synergy realization to give run - rate adjusted EPS accretion of $0.15 to $0.20 over the next three years.

Greater Diversification & Resiliency Regional diversification driven by growth in Asia 1 Greater end market diversification Adj. EBIT increasingly from base business 2 Unparalleled Customer Solutions Breadth of polymers tripled to lead the industry Localized production across more countries Model to drive project wins & success rate Sustained Growth & Value Creation Net sales CAGR of 9% Adj. EBIT from base business 2 CAGR of 14% Adj. EBIT margin from base business 2 up >600 bps 2010 2019 7 4 ~300 / 25% 20 8 >4,000 / 50% $2.4 B $0.45 B 19% $1.1 B $0.14 B 13% 50% 73% 1 Americas Europe Asia 2 Base business excludes affiliate earnings. See presentation appendix. 1/2 auto 1/3 auto 1 Evolution of Engineered Materials Engineered Materials is more diverse, solutions - oriented, and customer - focused 4

EM Growth in Asia

Investment in local capabilities to drive continued growth

Celanese
The chemistry inside innovation

Joint Venture Led Presence (1960 – 2009)

- Asia presence established via JVs:
  - Polyplastics (Japan) 1964
  - KEPCO (South Korea) 1999
- Limited local know-how or capabilities
- Business mostly with multinationals
- Primarily standard applications
- Limited base business or JV growth

EM Base Business Growth in Asia (2010 – 2019)

- Net sales CAGR of 15%, nearly double the US or Europe
- Three production facilities in China and India
- Technical centers in China, South Korea, and Japan
- Organization with local leadership, talent, and know-how
- Organic and M&A investment in base business
- Specialty applications rivaling the US and Europe

Future Growth Strategy 2020 -

- Monetization of Polyplastics JV
- Double-digit sales CAGR
- Scale existing assets to meet demand
- Enhance product dev capabilities
- Scale key programs in lithium-ion batteries, electric vehicles, and 5G
- More direct engagement with OEMs
- More direct participation in key markets outside China


EM Asia Net Sales[1]
$533 M
2019
~$100 M or less
$152 M
2010
10% or less
14%
Asia Percentage of EM Net Sales
22%

[1] EM net sales excludes affiliates

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• KEPCO formed in 1987 as a standalone production and marketing JV • CE acquired 50% ownership stake in KEPCO in 1999, joining Mitsubishi Gas Chemical Company, Inc. (MGC) (40%) and Mitsubishi Corporation (10%) • KEPCO is a leading producer of POM with sites in South Korea, including a world - scale 140kt POM polymerization facility • CE has 50% voting rights and has nominated KEPCO CEOs since early 2016 Improved KEPCO Earnings Performance 1 (in $ millions) 14% CAGR since 2015 2008 2019 1 CE’s share of KEPCO earnings 3 KEPCO Background and Performance Celanese acquired 50% ownership to expand its presence in Asia 6 $12 M $27 M CE nominates KEPCO CEO

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Restructuring to Create Significant Value

EM to leverage its model and global resources on offtake volume

Restructuring KEPCO as manufacturing JV
CE retains 50% ownership; offtake rights to 50% of POM production[1]

KEPCO Strengths Leveraged

- CE maintains JV governance rights
- Maintains product development and manufacturing expertise, including a world-scale, highly cost-efficient POM polymerization facility

Stronger Engineered Materials

- EM access to 70kt of low-cost POM production in Asia with corresponding marketing rights globally
- EM to utilize its existing global supply chain network and commercial teams
- Immediately accretive to adjusted EBIT and adjusted EPS

Restructuring expected to close in 2021

[1] ~70kt of POM offtake rights

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4 Unparalleled Global POM Polymerization Network

KEPCO restructuring provides world-scale Asia capacity



Bishop, TX
(110kt capacity)
Frankfurt, Germany
(180kt capacity)
Ulsan, South Korea
KEPCO JV (140kt capacity²)
Al Jubail, SA
Ibn Sina (50kt capacity¹)
CE 100% Owned
CE JV

- EM marketing of >400kt globally for base business and its JVs
- Access to world-scale POM polymerization in Americas, Europe and Asia
- Expanded logistics optionality to efficiently supply customers in every region

Restructured JV opens meaningful synergy opportunities to EM

[1] CE's economic interest in Ibn Sina is 32.5%. CE markets the majority of POM production on behalf of the JV.
[2] CE owns 50% of KEPCO with proportional 70kt POM offtake.

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5 Financial Impact of KEPCO Restructuring Slight immediate accretion to adjusted EBIT and adjusted EPS in 2021 9 KEPCO Impact to CE Explanation 2019 Actuals 2019 Pro Forma 1 (In millions) KEPCO Equity Earnings 2 $27 $0 – 5 Pre: CE 50% share of JV earnings Post: CE 50% share of JV earnings reduced to cost - plus as manufacturing entity Adjusted EBIT $27 $50 – 65 * Pre: CE 50% share of JV earnings Post: CE earnings from marketing of production offtake, pre - tax synergies and JV earnings Incremental adjusted EBIT of $25 - $40 million driven by CE marketing and synergy realization to give adjusted EPS accretion of $0.15 - $0.20 over the next three years 1 Represents estimated 2019 impact post - restructuring and run - rate EM synergies. Assumes no CE consolidation of KEPCO JV. 2 CE’s share of equity earnings in KEPCO JV. * Based on $110 – 130 million of net sales. CE base business earnings on KEPCO offtake taxed at CE. KEPCO JV earnings to CE post - tax.

Appendix

Non - GAAP Definitions Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Co rpo ration, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjuste d f or Certain Items. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our prima ry operating results from period - to - period after removing the impact of unusual, non - operational or restructuring - related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial a nd operating results and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted EBIT on a forward - looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unr easonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark - to - market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT. 11

Reconciliation to U.S. GAAP 12 EM Supplemental Segment Data and Reconciliation of Non - GAAP Measures – Unaudited Source: Non - GAAP Financial Measures – available in the ‘Financial Information’ section of Celanese Investor Relations website. Note: Adjusted EBIT and Adjusted EBIT Margin are non - GAAP measures. 1 EM net sales of $1.1 billion and $2.4 billion for the years ended December 31, 2010 and 2019, respectively. FY 2010 FY 2019 (In $ millions, except percentages) Operating Profit (Loss) / Operating Margin 1 182 16.4% 446 18.7% Other Income (Expense) Attributable to Celanese Corporation (1) - Certain Items Attributable to Celanese Corporation (38) 7 Adjusted EBIT / Adjusted EBIT Margin 1 143 12.9% 453 19.0%